
           Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....  11
Statement of Operations................  12
Statement of Changes in Net Assets.....  13
Financial Highlights...................  14
Notes to Financial Statements..........  15
Independent Auditors' Report...........  19
Dividend Reinvestment Plan.............  20


                          Letter to Shareholders


November 22, 1995


Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994--a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent.
And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 6.59 percent <F3>, based on the closing stock price of $11.375 per common share on October 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.30 percent <F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.
  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained more than 8.3 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 16.07 percent <F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1   (Continued on page two)


Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.
  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

[GRAPH]


                       Market
   Date      NAV       Price

31-Oct-94   12.20      10.500
30-Nov-94   11.59      10.750
31-Dec-94   12.06      10.250
31-Jan-95   12.62      11.250
28-Feb-95   13.23      12.000
31-Mar-95   13.32      11.750
30-Apr-95   13.12      11.750
31-May-95   13.64      11.500
3O-Jun-95   13.13      11.125
31-Jul-95   13.22      11.000
31-Aug-95   13.37      11.125
3O-Sep-95   13.39      11.250
31-Oct-95   13.72      11.375

Based on month-end prices


  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                             Dennis J. McDonnell
Chairman                                  President
Van Kampen American Capital               Van Kampen American Capital
Investment Advisory Corp.                 Investment Advisory Corp.

2




                      Performance Results for the Period Ended October 31, 1995

                          Van Kampen Merritt Municipal Opportunity Trust II
                                     (NYSE Ticker Symbol  VOT)

Total Returns
One-year total return based on market price<F1>........................................   16.07%
One-year total return based on NAV<F2>.................................................   19.54%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    5.00%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....    7.81%
Distribution rate as a % of closing common stock price<F3>.............................    6.59%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   10.30%


Share Valuations
Net asset value........................................................................  $ 13.72
Closing common stock price.............................................................  $11.375
One-year high common stock price (03/02/95)............................................  $12.250
One-year low common stock price (11/14/94).............................................  $ 9.375
Preferred share (Series A) rate<F5>....................................................   3.900%
Preferred share (Series B) rate<F5>....................................................   3.740%
Preferred share (Series C) rate<F5>....................................................   3.787%


<F1>   Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>   Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>   Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>   The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

<F5>   See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

       A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

       Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.


3




                                Portfolio of Investments

                                     October 31, 1995
-----------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                          Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------
          Municipal Bonds
          Alabama  0.4%
$  1,000  Athens, AL Elec Rev (MBIA Insd) ...................   6.000%  06/01/25  $  1,017,060
                                                                                  ------------

          Alaska  1.2%
   3,000  North Slope Borough, AK Ser B (Cap Guar Insd) .....   6.100   06/30/99     3,169,710
                                                                                  ------------

          Arizona  1.6%
   4,000  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd) .......   7.250   07/15/10     4,479,480
                                                                                  ------------

          California  16.4%
   4,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          San Diego Gas & Elec Ser A (MBIA Insd) ............   5.850   06/01/21     3,950,120
   4,600  California St Pub Wks Brd Lease Rev Var Univ CA
          Proj A Rfdg .......................................   5.500   06/01/10     4,502,802
   5,905  California St Pub Wks Brd Lease Rev Var Univ CA
          Proj A Rfdg .......................................   5.500   06/01/14     5,682,086
   2,000  Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
          Ser A .............................................   6.500   01/01/32     2,010,020
   2,000  Imperial Irrigation Dist CA Ctfs Partn Elec Sys
          Proj (MBIA Insd) ..................................   6.750   11/01/11     2,231,200
   3,530  Loma Linda, CA Ctfs Partn City Hall Pub Impt Proj
          Ser C Rfdg (AMBAC Insd) ...........................   5.400   01/01/16     3,393,495
   1,500  Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent
          Rfdg (MBIA Insd) ..................................   5.375   12/01/22     1,410,450
   2,860  Los Angeles Cnty, CA Metro Tran Auth Sales Tax Rev
          Ppty Ser A Rfdg (FGIC Insd) .......................   5.000   07/01/21     2,593,334
  11,500  Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          Crossover Rfdg (FGIC Insd) ........................   5.375   09/01/23    10,972,840
   1,500  San Bernardino, CA Jt Pwrs Fin Ser A Rfdg (Cap
          Guar Insd) ........................................   5.500   10/01/10     1,498,410
   3,000  Southern CA Pub Pwr Auth Pwr Proj Rev San Juan
          Unit 3 Ser A (MBIA Insd) ..........................   5.000   01/01/20     2,716,950
   4,075  Union City, CA Cmnty Redev Agy Tax Alloc Rev Cmnty
          Redev Proj (AMBAC Insd) ...........................   5.650   10/01/14     4,067,746
                                                                                  ------------
                                                                                    45,029,453
                                                                                  ------------

          Colorado  4.9%
   1,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B ..................................   7.000   08/31/26     1,058,610
   4,500  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C ..................................       *   08/31/15     1,104,390
  10,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C ..................................       *   08/31/26     1,042,700
   1,600  Denver, CO City & Cnty Arpt Rev Ser A .............   6.900   11/15/98     1,697,632


4  See Notes to Financial Statements




                                Portfolio of Investments (Continued)

                                     October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------
          Colorado (Continued)
$  1,250  Denver, CO City & Cnty Arpt Rev Ser A .................   7.000%  11/15/99  $  1,343,213
   2,650  Denver, CO City & Cnty Arpt Rev Ser B .................   7.250   11/15/05     2,915,662
   1,000  Denver, CO City & Cnty Arpt Rev Ser B .................   7.250   11/15/07     1,080,770
   1,580  Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd) .....   5.750   11/15/17     1,542,380
   1,500  Denver, CO City & Cnty Arpt Rev Ser D .................   7.750   11/15/13     1,765,695
                                                                                      ------------
                                                                                        13,551,052
                                                                                      ------------

          Connecticut  0.7%
   1,910  Connecticut St Dev Auth Pkg Fac Hartford Hosp Rev
          (MBIA Insd) ...........................................   6.875   10/01/06     2,056,000
                                                                                      ------------

          District of Columbia  0.9%
   2,370  District of Columbia Ser E (FSA Insd) .................   6.000   06/01/11     2,399,127
                                                                                      ------------

          Florida  7.9%
   3,435  Dade Cnty, FL Aviation Rev (MBIA Insd) ................   5.750   10/01/12     3,510,673
   2,000  Dade Cnty, FL Genl Oblig Seaport Bonds (AMBAC Insd) ...   6.500   10/01/26     2,139,820
   1,500  Florida Hsg Fin Agy Single Family Mtg Ser A Rfdg ......   6.550   07/01/14     1,552,695
   3,000  Hillsborough Cnty, FL Cap Impt Pgm Rev Criminal
          Justice Fac Rfdg (FGIC Insd) ..........................   5.250   08/01/16     2,873,610
   2,000  Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev
          Tampa Elec Co Proj Ser 92 Rfdg ........................   8.000   05/01/22     2,377,960
   1,000  Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd) .....................................   6.500   02/01/11     1,078,290
   4,500  Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Multi Cnty Ser A (GNMA Collateralized) ................   6.650   08/01/21     4,654,350
   1,180  South Miami, FL Hlth Fac Baptist Hlth Sys Oblig Group
          Rfdg (MBIA Insd) <F2> .................................   5.375   10/01/11     1,167,516
   2,535  South Miami, FL Hlth Fac Baptist Hlth Sys Oblig Group
          Rfdg (MBIA Insd) <F2> .................................   5.500   10/01/20     2,466,200
                                                                                      ------------
                                                                                        21,821,114
                                                                                      ------------

          Georgia  0.7%
   2,000  Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
          Plant Vogtle Proj (MBIA Insd) .........................   6.350   05/01/19     2,055,140
                                                                                      ------------

          Illinois  4.8%
   3,365  Chicago, IL Cap Apprec (AMBAC Insd) ...................       *   01/01/17       869,011
   7,305  Illinois Hlth Fac Auth Rev OSF Hlthcare Sys Rfdg ......   6.000   11/15/10     7,348,538
   1,000  Illinois Hlth Fac Auth Rev Ravenswood Hosp Med Cent A
          Rfdg ..................................................   8.800   06/01/06     1,077,660
   3,500  Peoria, Moline & Freeport, IL Collateral Mtg Ser A
          (GNMA Collateralized) .................................   7.600   04/01/27     3,860,360
                                                                                      ------------
                                                                                        13,155,569
                                                                                      ------------

5  See Notes to Financial Statements






                                Portfolio of Investments (Continued)

                                     October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------
          Indiana  1.3%
$  3,000  Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl
          Hosp Rfdg (Cap Guar Insd) ...........................   7.000%  08/15/15  $  3,472,560
                                                                                    ------------


          Iowa  0.4%
   1,200  Ottumwa, IA Hosp Fac Rev Rfdg .......................   6.000   10/01/18     1,090,524
                                                                                    ------------


          Kentucky  0.4%
   1,100  Kentucky Econ Dev Fin Auth Hosp Fac Rev Saint Claire
          Med Cent Proj Rfdg (Connie Lee Insd) ................   5.625   09/01/21     1,079,342
                                                                                    ------------

          Louisiana  2.3%
   3,000  De Soto Parish, LA Pollutn Ctl Rev Southwestern Elec
          Pwr Rfdg ............................................   7.600   01/01/19     3,373,200
   2,800  Saint Charles Parish, LA Solid Waste Disp Rev LA Pwr
          & Lt Co Proj (FSA Insd) <F3> ........................   7.050   04/01/22     3,069,416
                                                                                    ------------
                                                                                       6,442,616
                                                                                    ------------

          Maine  0.9%
   2,500  Maine St Hsg Auth Mtg Purp Ser C2 ...................   6.875   11/15/23     2,592,150
                                                                                    ------------

          Massachusetts  3.9%
   2,400  Boston, MA Indl Dev Fin Auth Indl Rev MA College of
          Pharmacy Proj A (Connie Lee Insd) ...................   5.250   10/01/14     2,295,912
   1,700  Massachusetts St Hlth & Edl Fac Auth Rev Cape Cod
          Hlth Ser A-3 (Embedded Swap) (Connie Lee Insd) ......   5.000   11/15/11     1,596,317
   4,000  Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem
          Med Cent Ser A ......................................   6.000   10/01/23     3,159,400
   3,500  Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental Ser
          A Rfdg (AMBAC Insd) .................................   6.600   07/01/14     3,621,485
                                                                                    ------------
                                                                                      10,673,114
                                                                                    ------------

          Michigan  3.4%
   1,000  Battle Creek, MI Downtown Dev Auth Tax Increment Rev
          .....................................................   7.600   05/01/16     1,098,790
   3,300  Michigan St Bldg Auth Rev (MBIA Insd) ...............   6.250   10/01/20     3,423,717
   1,500  Michigan St Hsg Dev Auth Multi Family Rev Ltd Oblig
          Ser A Rfdg (GNMA Collateralized) ....................   6.600   04/01/30     1,552,200
   5,000  Romulus, MI Cmnty Sch Rfdg (FSA Insd) ...............       *   05/01/13     1,835,250
   4,000  Romulus, MI Cmnty Sch Rfdg (FSA Insd) ...............       *   05/01/14     1,369,120
                                                                                    ------------
                                                                                       9,279,077
                                                                                    ------------

          Mississippi  0.6%
   1,500  Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res
          Inc Rfdg ............................................   7.300   05/01/25     1,552,380
                                                                                    ------------

          Missouri  0.5%
   1,500  Saint Louis Cnty, MO Mtg Rev Ctfs Receipt Ser H .....   5.400   07/01/18     1,403,220
                                                                                    ------------


6  See Notes to Financial Statements



                                Portfolio of Investments (Continued)

                                     October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------
          Nevada  2.3%
$  2,970  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj C Rfdg
          (AMBAC Insd) .........................................   7.200%  10/01/22  $  3,344,547
   3,000  Clark Cnty, NV Passenger Fac Las Vegas Macarran Intl
          Arpt (MBIA Insd) .....................................   5.750   07/01/23     2,889,300
                                                                                     ------------
                                                                                        6,233,847
                                                                                     ------------

          New Hampshire  0.8%
   2,450  New Hampshire St Tpk Sys Rev (MBIA Insd) .............   5.250   02/01/19     2,343,646
                                                                                     ------------

          New Jersey  4.2%
     500  New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr
          Lien Ser A (MBIA Insd) ...............................   5.800   07/01/09       517,860
   1,000  New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent
          at Passaic (FSA Insd) ................................   6.000   07/01/06     1,084,830
   1,750  New Jersey Hlthcare Fac Fin Auth Rev Hackensack Med
          Cent Rfdg (FGIC Insd) ................................   6.625   07/01/17     1,892,118
   5,630  Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pollutn
          Ctl Pub Svc Elec & Gas Ser A (MBIA Insd) .............   5.450   02/01/32     5,288,090
   2,500  Secaucus, NJ Muni Util Auth Swr Rev Ser A Rfdg .......   6.000   12/01/08     2,667,825
                                                                                     ------------
                                                                                       11,450,723
                                                                                     ------------

          New York  11.0%
   1,485  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser
          A ....................................................   7.000   06/15/09     1,644,370
   1,515  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser
          A (Prerefunded @ 06/15/01) ...........................   7.000   06/15/09     1,719,449
   2,500  New York City Ser A Rfdg .............................   7.000   08/01/04     2,726,575
   5,000  New York City Ser A-1 ................................   6.375   08/01/10     5,155,900
   2,000  New York City Ser B (MBIA Insd) ......................   6.950   08/15/12     2,226,220
   1,800  New York City Ser E Rfdg .............................   6.600   08/01/03     1,921,032
   1,000  New York St Dorm Auth Rev City Univ Third Genl
          Resources Ser 2 (MBIA Insd) ..........................   6.250   07/01/19     1,040,230
   1,500  New York St Loc Govt Assistance Corp Ser A ...........   6.875   04/01/19     1,637,730
   4,275  New York St Loc Govt Assistance Corp Ser C ...........   5.500   04/01/22     4,088,567
   1,145  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs
          Fac Ser A (AMBAC Insd) ...............................   5.800   08/15/22     1,142,561
   1,375  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs
          Fac Ser D (MBIA Insd) ................................   5.900   02/15/10     1,417,488
   4,000  New York St Urban Dev Corp Rev Correctional Fac Ser A
          Rfdg (AMBAC Insd) ....................................   5.000   01/01/17     3,701,920
   2,000  New York St Urban Dev Corp Rev Correctional Fac Ser A
          Rfdg .................................................   5.500   01/01/16     1,882,640
                                                                                     ------------
                                                                                       30,304,682
                                                                                     ------------


7  See Notes to Financial Statements


                                Portfolio of Investments (Continued)

                                     October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------
          North Dakota  0.4%
$  1,110  Ward Cnty, ND Hlthcare Fac Rev Saint Joseph Hosp Corp
          Proj ..................................................   8.875%  11/15/24  $  1,222,221
                                                                                      ------------

          Ohio  2.8%
   1,000  Cleveland Rock Glen Hsg Assistance Corp OH Mtg Rev Ser
          A Rfdg (FHA Gtd) ......................................   6.625   01/15/18     1,042,500
   2,000  Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys Ser B
          Rfdg (MBIA Insd) ......................................   5.250   06/01/08     2,008,780
   2,000  Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys Ser B
          Rfdg (MBIA Insd) ......................................   5.250   06/01/10     1,964,940
   2,395  Lucas Cnty, OH Hosp Rev Impt Saint Vincent Med Cent
          (MBIA Insd) ...........................................   6.625   08/15/22     2,675,742
                                                                                      ------------
                                                                                         7,691,962
                                                                                      ------------

          Oklahoma  1.5%
   2,250  Shawnee, OK Hosp Auth Hosp Rev Midamerica Hlthcare Inc
          Rfdg ..................................................   6.125   10/01/14     2,130,683
   1,975  Tulsa, OK Muni Arpt Tran Rev American Airls Inc .......   7.375   12/01/20     2,080,860
                                                                                      ------------
                                                                                         4,211,543
                                                                                      ------------

          Pennsylvania  10.0%
   2,000  Cumberland Cnty, PA Muni Auth Rev First Mtg Carlisle
          Hosp & Hlth ...........................................   6.800   11/15/23     1,946,300
   3,500  Delaware Cnty, PA Auth Hlthcare Rev Mercy Hlth Corp of
          Southeastn PA Ser A Rfdg (Connie Lee Insd) ............   5.375   11/15/23     3,311,245
   1,750  Derry, PA Area Sch Dist Rfdg (MBIA Insd) ..............   5.500   02/01/21     1,711,290
   1,500  Pennsylvania Econ Dev Fin Auth Resources Recovery Rev
          Colver Proj Ser D .....................................   7.050   12/01/10     1,569,165
   1,000  Pennsylvania Hsg Fin Agy Single Family Mtg Ser 43 .....   7.500   10/01/25     1,075,610
   1,600  Pennsylvania St Higher Edl Fac Auth Rev Med College PA
          Ser A .................................................   7.250   03/01/11     1,735,840
   7,500  Philadelphia, PA Gas Wks Rev Ser 14 (FSA Insd) ........   6.250   07/01/08     8,044,575
   2,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev
          Friends Hosp ..........................................   6.200   05/01/11     1,986,240
   5,000  Philadelphia, PA Wtr & Wastewtr Rev Rfdg (Cap Guar
          Insd) .................................................   5.500   06/15/14     4,832,950
   1,315  State Pub Sch Bldg Auth PA Sch Rev Burgettstown Sch
          Dist Ser D (MBIA Insd) ................................   6.450   02/01/10     1,420,818
                                                                                      ------------
                                                                                        27,634,033
                                                                                      ------------


8  See Notes to Financial Statements


                                Portfolio of Investments (Continued)

                                     October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------
          South Dakota  1.6%
$  4,160  South Dakota Student Ln Assistance Corp Student Ln
          Rev Ser B (MBIA Insd) <F3> ...........................   7.625%  08/01/06  $  4,445,168
                                                                                     ------------

          Tennessee  1.0%
   2,500  Tennessee Hsg Dev Agy Mtg Fin Ser A ..................   7.125   07/01/26     2,648,900
                                                                                     ------------

          Texas  1.9%
   2,000  Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Hermann
          Hosp Proj (MBIA Insd) ................................   6.375   10/01/24     2,090,360
   2,840  Harris Cnty, TX Toll Rd Sub Lien Rev Rfdg ............   6.750   08/01/14     3,063,735
                                                                                     ------------
                                                                                        5,154,095
                                                                                     ------------

          Utah  1.2%
   1,050  Intermountain Pwr Agy UT Pwr Supply Rev Ser B ........   7.000   07/01/21     1,130,934
   2,000  Utah St Hsg Fin Agy Single Family Mtg Sr Issue Ser
          B-2 (FHA Gtd) ........................................   6.500   07/01/15     2,050,860
                                                                                     ------------
                                                                                        3,181,794
                                                                                     ------------

          Virginia  3.6%
   1,250  Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Inverse Fltg) (FGIC Insd) ...........................   6.600   08/15/23     1,316,600
   1,500  Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
          Henrico Cnty Regl Jail Proj ..........................   6.500   08/01/10     1,618,275
   2,000  Loudoun Cnty, VA Ctfs Partn (FSA Insd) ...............   6.900   03/01/19     2,209,700
   3,680  Virginia St Hsg Dev Auth Comwlth Mtg Ser C ...........   6.250   07/01/11     3,757,390
   1,000  Virginia St Hsg Dev Auth Multi Family Ser E Rfdg .....   5.900   11/01/17       975,950
                                                                                     ------------
                                                                                        9,877,915
                                                                                     ------------

          Washington  0.4%
   2,500  Washington St Pub Pwr Supply Sys Nuclear Proj No 3
          Rev Ser B Rfdg .......................................       *   07/01/10     1,061,000
                                                                                     ------------

          West Virginia  2.3%
     735  Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev
          West PA Pwr Co Ser C (AMBAC Insd) ....................   6.750   08/01/24       794,160
   3,000  Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj Ser
          C Rfdg (MBIA Insd) ...................................   6.850   06/01/22     3,272,520
   2,215  West Virginia St Wtr Dev Auth Wtr Dev Rev Ln Prog II
          Ser A (FSA Insd) .....................................   6.750   11/01/33     2,390,915
                                                                                     ------------
                                                                                        6,457,595
                                                                                     ------------


9  See Notes to Financial Statements



                                Portfolio of Investments (Continued)

                                     October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                            Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------------
          Wisconsin  1.0%
$  2,490  Wisconsin St Hlth & Edl Fac Auth Rev Bellin Mem
          Hosp Inc (AMBAC Insd) ..............................   6.625%  02/15/08  $    2,798,138
                                                                                   --------------

          Puerto Rico  0.7%
   2,000  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg .......   5.500   07/01/12       1,965,600
                                                                                   --------------

Total Long-Term Investments  99.9%
(Cost $264,235,988) <F1>.........................................................     275,001,550
Other Assets in Excess of Liabilities  0.1%......................................         230,634
                                                                                   --------------
Net Assets  100%.................................................................  $  275,232,184
                                                                                   ==============
*Zero coupon bond


<F1>  At October 31, 1995, cost for federal income tax purposes is $264,235,988;
      the aggregate gross unrealized appreciation is $12,111,704 and the aggregate gross unrealized depreciation is $1,740,619, resulting in net unrealized appreciation including futures transactions of $10,371,085.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.



The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


                         Portfolio Composition by Credit Quality
                         AAA..........................    63.2%
                         AA...........................     8.6
                         A............................    11.4
                         BBB..........................    11.7
                         BB...........................     4.0
                         B............................     1.1
                                                        -------
                                                         100.0%
                                                        =======


10  See Notes to Financial Statements



                                          Statement of Assets and Liabilities

                                                     October 31, 1995
---------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $264,235,988) (Note 1).....................................  $  275,001,550
Interest Receivable...........................................................................       4,727,444
Unamortized Organizational Expenses (Note 1)..................................................          21,171
                                                                                                ---------------
     Total Assets.............................................................................     279,750,165
                                                                                                ---------------
Liabilities:
Payables:
  Investments Purchased.......................................................................       3,630,432
  Custodian Bank..............................................................................         428,010
  Investment Advisory Fee (Note 2)............................................................         151,134
  Income Distributions - Common and Preferred Shares..........................................         101,481
  Administrative Fee (Note 2).................................................................          46,503
  Margin on Futures (Note 4)..................................................................          16,875
Accrued Expenses..............................................................................         143,546
                                                                                                ---------------
     Total Liabilities........................................................................       4,517,981
                                                                                                ---------------
Net Assets....................................................................................  $  275,232,184
                                                                                                ===============

Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 2,300 issued with liquidation preference of $50,000 per share) (Note 5).......................................  $  115,000,000
                                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  11,681,272 shares issued and outstanding)...................................................         116,813
Paid in Surplus ..............................................................................     172,387,137
Net Unrealized Appreciation on Investments....................................................      10,371,085
Accumulated Undistributed Net Investment Income...............................................         325,812
Accumulated Net Realized Loss on Investments..................................................     (22,968,663)
                                                                                                ---------------
      Net Assets Applicable to Common Shares..................................................     160,232,184
                                                                                                ---------------
Net Assets....................................................................................  $  275,232,184
                                                                                                ===============
Net Asset Value Per Common Share ($160,232,184 divided by 11,681,272 shares outstanding)......  $        13.72
                                                                                                ===============


11  See Notes to Financial Statements



                                          Statement of Operations

                                    For the Year Ended October 31, 1995
---------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................  $    16,354,507
                                                                                    ----------------

Expenses:
Investment Advisory Fee (Note 2)..................................................        1,731,228
Administrative Fee (Note 2).......................................................          532,685
Preferred Share Maintenance (Note 5)..............................................          357,381
Legal (Note 2)....................................................................           24,450
Trustees Fees and Expenses (Note 2)...............................................           22,232
Amortization of Organizational Expenses (Note 1)..................................            8,001
Other.............................................................................          263,981
                                                                                    ----------------
Total Expenses....................................................................        2,939,958
                                                                                    ----------------

Net Investment Income.............................................................  $    13,414,549
                                                                                    ================


Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales...............................................................  $   147,830,253
Cost of Securities Sold...........................................................     (161,752,898)
                                                                                    ----------------

Net Realized Loss on Investments (Including realized loss on futures
transactions of $6,769,014) ......................................................      (13,922,645)
                                                                                    ----------------

Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period...........................................................      (21,636,777)
End of the Period (Including unrealized depreciation on open futures transactions
of $394,477)......................................................................       10,371,085
                                                                                    ----------------

Net Unrealized Appreciation on Investments During the Period......................       32,007,862
                                                                                    ----------------

Net Realized and Unrealized Gain on Investments...................................  $    18,085,217
                                                                                    ================

Net Increase in Net Assets from Operations........................................  $    31,499,766
                                                                                    ================


12  See Notes to Financial Statements




                              Statement of Changes in Net Assets

                         For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                           Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $    13,414,549   $    12,940,740
Net Realized Loss on Investments...................................      (13,922,645)       (9,046,018)
Net Unrealized Appreciation/Depreciation on Investments During the
Period.............................................................       32,007,862       (29,225,644)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................       31,499,766       (25,330,922)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................       (9,286,504)      (10,513,149)
  Preferred Shares.................................................       (4,504,794)       (2,992,127)
                                                                     ----------------  ----------------
                                                                         (13,791,298)      (13,505,276)
                                                                     ----------------  ----------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares....................................................              -0-          (566,542)
  Preferred Shares.................................................              -0-          (118,795)
                                                                     ----------------  ----------------
                                                                                 -0-          (685,337)
                                                                     ----------------  ----------------
Total Distributions................................................      (13,791,298)      (14,190,613)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................       17,708,468       (39,521,535)
Net Assets:
Beginning of the Period............................................      257,523,716       297,045,251
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
  of $325,812 and $702,561, respectively)..........................  $   275,232,184   $   257,523,716
                                                                     ================  ================


13  See Notes to Financial Statements



                                     Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------
                                                                                 June 25, 1993
                                                          Year         Year      (Commencement
                                                         Ended        Ended      of Investment
                                                   October 31,  October 31,     Operations) to
                                                          1995         1994   October 31, 1993
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>....  $    12.201  $    15.584   $         14.766
                                                   -----------  ------------  ----------------
  Net Investment Income..........................        1.149        1.108               .312
  Net Realized and Unrealized Gain/Loss on
    Investments .................................        1.548       (3.276)              .710
                                                   -----------  ------------  ----------------
Total from Investment Operations.................        2.697       (2.168)             1.022
                                                   -----------  ------------  ----------------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..................         .795         .900               .150
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.............         .386         .256               .054
  Distributions from Net Realized Gain on
    Investments (Note 1):
    Paid to Common Shareholders..................          -0-         .049                -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.............          -0-         .010                -0-
                                                   -----------  ------------  ----------------
Total Distributions..............................        1.181        1.215               .204
                                                   -----------  ------------  ----------------
Net Asset Value, End of the Period...............  $    13.717  $    12.201   $         15.584
                                                   ===========  ============  =================


Market Price Per Share at End of the Period......  $   11.375   $   10.500    $        15.000
Total Investment Return at Market Price
  (Non-Annualized) <F2>..........................      16.07%      (24.59%)             1.01%
Total Return at Net Asset Value
  (Non-Annualized) <F3>..........................      19.54%      (16.14%)             4.87%
Net Assets at End of the Period (In
  millions)......................................  $    275.2   $    257.5    $         297.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (Annualized).......       1.94%        1.82%              1.59%
Ratio of Expenses to Average Net Assets
  (Annualized)...................................       1.10%        1.06%              1.11%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (Annualized) <F4>..............................       5.88%         6.11%             4.76%
Portfolio Turnover...............................      57.52%       115.07%            54.51%

<F1>  Net asset value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


14  See Notes to Financial Statements


                           Notes to Financial Statements

                                 October 31, 1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen Merritt Municipal Opportunity Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on June 25, 1993.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation -- Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income -- Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses -- The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending June 24, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

15

                    Notes to Financial Statements (Continued)

                              October 31, 1995
--------------------------------------------------------------------------------

E. Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $22,968,663, of which $9,046,018 and $13,922,645 will expire on October 31, 2002 and 2003, respectively.

F. Distribution of Income and Gains -- The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended October 31, 1995, the Trust recognized expenses of approximately $19,200 representing VKAC's cost of providing accounting and legal services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $23,900.
  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.


16


                       Notes to Financial Statements (Continued)

                               October 31, 1995
--------------------------------------------------------------------------------

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995 were $150,194,302 and $161,752,898, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.
  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Futures Contracts -- A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.
  Transactions in futures contracts for the year ended October 31, 1995, were as follows:

                                      Contracts
-----------------------------------------------
Outstanding at October 31, 1994.....       450
Futures Opened......................     1,700
Futures Closed......................    (2,060)
                                      ---------
Outstanding at October 31, 1995.....        90
                                      =========


The futures contracts outstanding as of October 31, 1995, and the description and unrealized depreciation are as follows:

                                              Unrealized
                                   Contracts  Depreciation
----------------------------------------------------------
Municipal Bond Index Futures
Dec 1995 - Sells to Open.........         90  $    394,477
                                   ---------  ------------



17

                       Notes to Financial Statements (Continued)

                                  October 31, 1995
--------------------------------------------------------------------------------


B. Indexed Securities -- These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.
  An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

5. Preferred Shares
The Trust has outstanding 2,300 Auction Preferred Shares ("APS") in three series. Series A and B each contain 800 shares while Series C contains 700 shares. Dividends are cumulative and the dividend rates are currently reset every seven days through an auction process. The average rate in effect on October 31, 1995 was 3.810%. During the year ended October 31, 1995, the rates ranged from 3.000% to 6.375%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.


18



                            Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen Merritt Municipal Opportunity Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Municipal Opportunity Trust II (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Municipal Opportunity Trust II as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP


Chicago, Illinois
December 11, 1995


19


                             Dividend Reinvestment Plan
--------------------------------------------------------------------------------


The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                           One Parkview Plaza, Oakbrook Terrace, IL 60181
                                        Attn: Closed-End Funds


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                 Van Kampen Merritt Municipal Opportunity Trust II
--------------------------------------------------------------------------------



Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer




Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105



Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606



Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601





* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1995
     All rights reserved.

SM   denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

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